UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
June 5, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On June 5, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated June 5, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: June 5, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: June 5, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

US AIRWAYS REPORTS 73.6 PERCENT MAY LOAD FACTOR

     ARLINGTON, Va., June 5, 2002 -- US Airways reported today that revenue passenger miles for May 2002 declined 17.1 percent compared to May 2001, while available seat miles for the month were down 20.6 percent compared to the same period last year. The passenger load factor for May 2002 was 73.6 percent, an increase of 3.1 percentage points compared to May 2001.

     For the first five months of 2002, revenue passenger miles decreased 17.0 percent compared to the same period in 2001, while available seat miles were down 19.5 percent year-over-year. The passenger load factor for the period was 70.8 percent, an increase of 2.1 percentage points compared to 2001.

     The three wholly-owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc. -- reported that revenue passenger miles for May 2002 increased by 6.6 percent compared to May 2001, with available seat miles up 12.9 percent. The passenger load factor for the month was 56.2 percent, a decrease of 3.3 percentage points compared to May 2001.

     For the first five months of 2002, revenue passenger miles for the three
US Airways Express subsidiaries were up 3.8 percent compared to the same period last year, while available seat miles increased by 9.8 percent. The passenger load factor for the period was 51.7 percent, a decrease of 3.0 percentage points from 2001.

     "While we saw load-factor improvement again this month, we continue to experience a decline in unit revenues directly resulting from the falloff of business travel, general weakening in leisure demand, and ongoing industry fare sale initiatives," said B. Ben Baldanza, US Airways senior vice president of marketing and planning."

     Mainline passenger unit revenues are expected to decline between 9 percent and 10 percent for May 2002, compared to May last year.

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US AIRWAYS REPORTS 73.6 PERCENT
MAY LOAD FACTOR
Page Two
June 5, 2002

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors which could cause actual results to differ materially from the forward-looking statements are contained in US Airways' periodic filings with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

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US AIRWAYS REPORTS 73.6 PERCENT
MAY LOAD FACTOR
Page Three
June 5, 2002

US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	May 2002	May 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,885,716	3,589,207	(19.6)
International*	764,331	814,878	(6.2)
Total - Scheduled Service	3,650,047	4,404,085	(17.1)
Total (Including Charter)	3,650,915	4,406,460	(17.1)

Available Seat Miles (000):
Domestic*	4,011,625	5,210,838	(23.0)
International*	945,689	1,032,192	(8.4)
Total - Scheduled Service	4,957,314	6,243,029	(20.6)
Total (Including Charter)	4,958,283	6,245,956	(20.6)

Passengers Boarded*	4,362,677	5,489,599	(20.5)
System Load Factor*	73.6	70.5	3.1
Average Passenger Journey*	836.7	802.3	4.3

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS 73.6 PERCENT
MAY LOAD FACTOR
Page Four
June 5, 2002

US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS
YEAR-TO-DATE

	May 2002	May 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	13,635,455	16,884,240	(19.2)
International*	3,154,607	3,346,638	(5.7)
Total - Scheduled Service	16,790,062	20,230,878	(17.0)
Total (Including Charter)	16,793,136	20,246,642	(17.1)

Available Seat Miles (000):
Domestic*	19,680,745	24,902,348	(21.0)
International*	4,042,631	4,552,042	(11.2)
Total - Scheduled Service	23,723,376	29,454,391	(19.5)
Total (Including Charter)	23,727,021	29,472,365	(19.5)

Passengers Boarded*	20,524,126	25,244,584	(18.7)
System Load Factor*	70.8	68.7	2.1
Average Passenger Journey*	818.1	801.4	2.1

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS 73.6 PERCENT
MAY LOAD FACTOR
Page Five
June 5, 2002

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	May 2002	May 2001	Percent Change
Revenue Passenger Miles (000)	146,201	137,115	6.6
Available Seat Miles (000)	260,372	230,551	12.9
Passengers Boarded*	645,431	628,336	2.7
System Load Factor*	56.2	59.5	(3.3)
Average Passenger Journey	226.5	218.2	3.8

US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS
YEAR-TO-DATE
	May 2002	May 2001	Percent Change
Revenue Passenger Miles (000)	613,783	591,330	3.8
Available Seat Miles (000)	1,186,528	1,080,906	9.8
Passengers Boarded*	2,762,063	2,712,154	1.8
System Load Factor*	51.7	54.7	(3.0)
Average Passenger Journey	222.2	218.0	1.9

* Scheduled service

** Allegheny Airlines, Inc., Piedmont Airlines, Inc., Potomac Air, and PSA
Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding

NUMBER: 4297